Exhibit 16.1

                           Vlahakis & Associates, CPA
                               Stamford, New York



                                                              August 1, 2001


Securities and Exchange Commission
Mail Stop 9-5
450 5th Street, N.W.
Washington, D.C. 20549

Gentlemen,

         We have read and agree with the comments in Item 4 of Form 8-K12(g)3/A of Millennium Direct, Inc. dated August 3, 2001.

                                          Yours truly,


                                          Vlahakis & Associates, CPA